Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Pre-Effective Amendment No.1 to Registration Statement No. 333-224371 on Form N-1A of BlackRock Funds V of our reports dated November 27, 2017, relating to the financial statements and financial highlights of BlackRock GNMA Portfolio, BlackRock U.S. Government Bond Portfolio, BlackRock Credit Strategies Income Fund, BlackRock Core Bond Portfolio, BlackRock Low Duration Bond Portfolio of BlackRock Funds II (the “Series”) and the consolidated financial statements and consolidated financial highlights of BlackRock High Yield Bond Portfolio of the Series, appearing in the Annual Report on Form N-CSR of the Series for the year ended September 30, 2017, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 18, 2018

We consent to the incorporation by reference in this Pre-Effective Amendment No.1 to Registration Statement No. 333-224371 on Form N-1A of BlackRock Funds V of our reports dated February 23, 2018, relating to the financial statements and financial highlights of BlackRock Emerging Markets Bond Fund, BlackRock Emerging Markets Local Currency Bond Fund, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio of BlackRock Funds II (the “Series”) and the consolidated financial statements and consolidated financial highlights of BlackRock Inflation Protected Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio of the Series, appearing in the Annual Report on Form N-CSR of the Series for the year ended December 31, 2017, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 18, 2018

We consent to the incorporation by reference in this Pre-Effective Amendment No.1 to Registration Statement No. 333-224371 on Form N-1A of BlackRock Funds V our report dated October 23, 2017, relating to the financial statements and financial highlights of BlackRock Floating Rate Income Portfolio of BlackRock Funds II (the “Series”), appearing in the Annual Report on Form N-CSR of the Series for the year ended August 31, 2017, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 18, 2018